Doral Financial Corporation Q4 ‘11 Investor Presentation January 2012 Exhibit 99.2

Disclaimer

This presentation may include forward-looking statements as defined in the Private Securities Litigation Reform Act of
1995 (the “PSLRA”).  These include comments with respect to our objectives and strategies, and the results of our operations and our business. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,”
“seeks,” “estimates,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could”
or “may.”  We intend these forward-looking statements to be covered by the safe harbor provisions of the PSLRA.
Forward-looking statements provide our expectations or predictions of future conditions, events or results. They are, by their nature, subject to risks and uncertainties. They are not guarantees of future performance, and actual results may differ materially.  By their nature, these forward-looking statements involve numerous assumptions and uncertainties, both general and specific, including those discussed in Doral Financial Corporation’s 2010 Annual Report on Form 10-K
and other filings we make with the Securities and Exchange Commission. Risk factors and uncertainties that could cause the Company's actual results to differ materially from those described in forward-looking statements can be found in the Company's 2010 Annual Report on Form 10-K, which is available in the Company's website at
www.doralfinancial.com, as they may be updated from time to time in the Company’s periodic and other reports filed with the Securities and Exchange Commission.
The statements in this presentation speak only as of the date they are made. We do not undertake to update forward-
looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made.

Q4 Overview

Sustained improvements in income drivers
o
Net Interest Margin growth of $1 million
o
Non Interest Expense reduction of $2 million
o
Pre-tax, Pre-Provision income of $13 million
NPL’s remain flat at 9.7% of total loans and loss provision returned to pre-third quarter levels.
Tax savings of $8.9MM realized on efficiencies from US thrift and Doral Bank merger and release of Deferred Tax Asset reserve related to improvements in profitability in Puerto Rico entities.
Doral generated $12 million in Net Income in Q4

doral

2004
2005
2006
2007
2008
2009
2010
2011E
2012F

Puerto Rico Total Employment
(000's)
1,100
1,050
1,000
950
900
850
800
1,029
1,010
961
925
918
918
927
2007
2008
2009
2010
2011 E
2012 F
2013 F

12,000
10,000
8,000
6,000
4,000
2,000
0
# of Permits
Single Family Permits
Multi-Family Permits
4,031
6,297
7,389
8,547
9,880
840
1,100
1,413
1,188
1,483
2007
2008
2009
2010
2011
2012
2013
2014
2015

Though Stabilizing, Puerto Rico Economy Remains a Challenge

Overview
Economic stabilization tied to employment stability.
Employment continues to hold steady at ~918k jobs with
moderate growth expected in 2012.
o
Unemployment rate expected to decline from 16.1% in ‘10 to
14.2% in ‘12.
Recent Government and industry reports indicate that
affordable housing continues to recover faster than the
overall economy.
o
Affordable units projected to make up 75% of total sales over next 5-years
Source: Puerto Rico Government Development Bank, Puerto Rico Planning Board, Moody’s economy.com
Puerto Rico Government Construction Estimates
New  Affordable Housing To Increase Over The Next 5 Years
2.7%
1.9%
0.5%
(1.2)%
(2.9)%
(4.0)%
(3.8)%
<1.0%
GNP Evolution
Employment
Housing
(1.0)%

Doral Financial Corporation Profile

Overview
Doral’s Geographic diversification continues:
o
US loans now account for 25% of total loans (up from
22% in Q3)
o
$308MM in US Retail deposits as of Q4
o
$1.8MM of tax efficiencies from US thrift and Doral Bank
merger benefits realized in 4Q
Puerto Rican loan portfolio repositioned to leverage
stabilized economy:
o
Liquidation of Puerto Rico construction and development
loan portfolio continues as these loans now account for
only 4% of total loans
o
80% of loans are Residential mortgages.  Doral’s
mortgage portfolio is seasoned and concentrated in
affordable price segments (<$150K)
Doral has a Book Value per share of $3.80 plus an
additional $2.78 per share of tax reserves.
o
Doral currently has a valuation allowance against its deferred tax asset equal to an additional $2.78 per share.
o
Doral released $7.1MM ($0.06 per share) of DTA reserve in Q4
Doral exceeds well capitalized standards
o
Tier-1 Leverage Ratio:  9.13%
o
Total Risk-Based Capital Ratio:  13.43%
Loan Portfolio Composition
$ mm
Loan Category PR USA Total
Residential $3,722.2 $11.9 $3,734.1
CRE 588.1 267.0 855.1
C&I 50.8 1,188.3 1,239.1
Construction and
Development 281.1 97.4 378.5
Consumer / Other 38.7 5.9 44.6
Total 4,680.9 1,570.5 6,251.4
Mortgage
(60%)
C&I
(20%)
CRE
(14%)
Construction & Development
(6%)
Consumer / Other
(<1%)
$6,251 MM

Q4 2011 Financial Results

Continued NIM growth of $1MM in Q4
to $49.4MM (267bps) and lower Non
Interest Expense drives pre-tax pre-
provision income of $13MM.
Provision has returned to a more
normalized level of  $9.9MM.
Tax benefits:
o
Released $7.1MM of DTA valuation
allowance due to sustained
profitability in PR entities
o
Realized $1.8MM of tax efficiencies
related to US thrift and Doral Bank
Merger
Selected Financial Highlights ($ MM)
Net Interest Income $49.4
Non Interest Income 25.3
Non Interest Expense 61.7
Pre-Tax Pre-Provision Income $13.0
Provision 9.9
Tax Expense (8.6)
Net Income $11.7
Total Assets $7,975
Net Interest Margin 2.67%
Tier 1 Leverage Ratio 9.13%
Book Value per Share
1
$3.80
1 Does not include $2.78 per share of valuation allowance against Doral’s
Deferred Tax Asset

doral

3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.85%
2.23%
2.36%
2.60%
2.67%
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11

2.00%
1.50%
1.00%
0.50%
0.00%
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11

$30.0
$20.0
$10.0
$-
$(10.0)
$(20.0)
$(11.0)
$11.0
$20.6
$13.9
$13.0
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11

Highlights
Net Interest Margin further improved to 2.67% (82 bps
improvement since Q4 2010).
Retail deposit costs declined to 1.15% (61 bps
improvement since Q4 2010).
Non Interest Expense declined $2.3MM on lower credit
costs.
Continued strength in Non-Interest Income driven by
solid performance in Mortgage, Insurance and Retail
Banking.
Core Profitability
7
($ MM)
Net Interest Margin
Cost of Retail Deposits
Pre-Tax, Pre-Provision Income
1.76%
1.61%
1.39%
1.26%
1.15%

Credit Coverage Ratios
Q4 Asset Quality & Provision
NPLs to total loans flat at  9.7%.
1
In addition to $113MM in loan loss reserves,
Doral’s credit exposure is further reduced by
$156MM from partial charge-offs, discounts,
and deferred fees.
Including these items the modified coverage
ratio is at 4.5% of total loans and 32.0% of
NPLs.
($mm)
Balance (12/31/11)
Modified
Coverage Ratio
Loans
1
NPLs
1
NPLs
1
/
Loans
1
Loans
2
NPLs
3
Residential $3,451 $307 8.9% 3.8% 27.3%
Consumer 45 0 0.8% 11.3% 1,233.7%
CRE 855 173 20.2% 6.0% 23.2%
C&I 1,239 2 0.2% 0.8% 349.8%
Constr. &
Dev.
379 98 25.9% 16.8% 45.6%
Total $5,969 $581 9.7% 4.5% 32.0%
2 (Reserves + Partial Charge-offs + Discounts + Deferred Fees) / (Loan Receivable Balance Excluding Held for Sale + Partial Charge-offs +
Discounts + Deferred Fees)
3 (Reserves + Partial Charge-offs + Discounts + Deferred Fees) / (NPLs Excluding Held for Sale + Partial Charge-offs + Discounts +
Deferred Fees)
1 Excludes Residential loans guaranteed by FHA / VA

Doral Strengthened the Business During 2011

4Q ‘11 resulted in an additional ~$100MM in annualized earnings power over 4Q ‘10:
o
Net Interest Margin annualized growth of ~$47MM
o
Non Interest Expense annualized savings of ~$59MM
Doral has Improved Asset Quality:
o
NPL’s to loan ratios have decreased from 11.3% in Q4 ’10 to 9.7%
o
Added $68MM of provisions in 2011
o
Modified coverage ratio at a solid 32% of NPLs
Doral continues to exceed well capitalized standards:
o
Leverage ratio increased from 8.56% in Q4 ’10 to 9.13% as a result of our successful asset substitution strategy

Investor Relations Contact and Conference Replay Details

Investor Relations:
Christopher Poulton
212 / 329-3794
christopher.poulton@doralfinancial.com
Conference Call:
January 20, 2012  10.00 am (Eastern)
Tel. (800) 288-8967 or (612) 332-0335
Conference Call Replay:
January 20, 2012 – February 20, 2012
Tel. (800) 475-6701 or (320) 365-3844
Access Code:  233992

Exhibit A Summary Financials

Summary Financials

($ mm) 31- Dec - 11 30-Sep-11 30-Jun-11 31-Mar-11 31-Dec-10
Income Statement
Net Interest Income 49.4 $48.2 $45.5 $43.2 $37.6
Provision for Credit Losses 9.9 41.7 13.3 2.6 21.1
NII After Provisions 39.4 6.5 32.2 40.6 16.5
Non-Interest Income 25.3 29.6 38.8 28.6 27.8
Non-Interest Expense 61.7 64.0 63.6 60.8 76.4
Pre-Tax Income 3.1 (27.8) 7.4 8.4 (32.1)
Taxes (8.6) 2.3 2.9 5.1 4.0
Net Income 11.7 (30.2) 4.5 3.3 (36.1)
Pre-Tax Pre-Provision Income 13.0 13.9 20.6 11.0 (11.0)
Balance Sheet
Total Gross Loans (incl. HFS) $6,251 $6,111 $5,991 $5,844 $5,908
Loan Loss Reserves 113 118 93 120 124
Total Deposits 4,395 4,349 4.321 4,500 4,636
Total Assets 7,975 8,014 8,016 8,464 8,646
Profitability Metrics
Net Interest Margin 2.67% 2.60% 2.36% 2.23% 1.85%
Capital & Credit Ratios
NPL / Loans¹
9.7% 9.8% 9.9% 10.4% 11.3%
Leverage Ratio 9.13% 8.98% 9.07% 8.87% 8.56%
1 Excludes Residential loans guaranteed by FHA / VA